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                                                                    Exhibit 99.2

                          Seligson & Giannattasio, LLP
                               901 North Broadway
                       North White Plains, New York 10603
                                 (914) 428-5560

                                                     November 30, 2000

Securities and Exchange Commission
450 Fifth Street, N W
Washington, DC 20549


Dear Sirs/Madams:

                  We have reviewed the Current Report on Form 8-K (Date of
Report: November 27, 2000) of Surge Components, Inc. and are in agreement with the statements contained in the first sentence of the first paragraph, the first two sentences of the second paragraph and the entire third paragraph of the Item 4 disclosure contained in such Form 8-K. We have no basis to agree or disagree with other statements of Surge contained in such Form 8-K.

                                         Very truly yours,
                                         Seligson & Giannattasio, LLP


                                         By:     /s/ Donald Giannattasio
                                              --------------------------------
                                              Donald Giannattasio, Partner


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